UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2026

XCF GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42687	33-4582264
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3040 Post Oak Blvd. Floor 18 Suite 164 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(346) 630-4724

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SAFX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Warrant Purchase Agreement

As previously disclosed, on September 14, 2026, XCF Global, Inc. (the “Company”), DevvStream Corp., Southern Energy Renewables Inc., Southern Merger Sub Inc., DevvStream Merger Sub Inc., EEME Energy SPV I LLC and GL PART SPV I, LLC entered into Amendment No. 1 to the Business Combination Agreement, dated as of April 13, 2026 (the “BCA”) (the “BCA Amendment”). As a condition to the effectiveness of the BCA Amendment, on September 14, 2026, XCF Global, Inc. entered into a warrant purchase agreement (the “Warrant Purchase Agreement”) with GL PART SPV II, LLC (the “Investor”), pursuant to which, among other things, the Company agreed to issue and sell to the Investor and the Investor agreed to purchase from the Company in a private placement a Common Stock purchase warrant (the “Initial Warrant”) to purchase up to 6,891,798 shares of Common Stock, at an exercise price of $2.50 per share, subject to adjustment in accordance with the terms of the Initial Warrant. On September 14, 2026, the Investor paid $1,000,000 for the Initial Warrant, which is equal to $0.1451 per share of Common Stock underlying the Initial Warrant (the “Per Warrant Share Purchase Price”). The closing of the sale of the Initial Warrant (the “Initial Closing”) occurred on September 14, 2026.

The Investor is controlled by Majique Ladnier, who is the largest beneficial owner of the Common Stock.

The Warrant Purchase Agreement contains customary representations and warranties, and the sale of the Warrants is subject to customary closing conditions.

The exercise price of the Warrants and the number of shares of Common Stock issuable upon exercise of the Warrants are subject to adjustments for stock splits, combinations, stock dividends or similar events. The Warrants may be exercised for cash or on a cashless basis.

The foregoing descriptions of the Warrant Purchase Agreement and the Warrants are summaries only, do not purport to be complete, and are qualified in their entirety by the full terms and conditions of the Warrant Purchase Agreement and the Warrants. The Warrant Purchase Agreement and the Form of Warrant are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 3.02 by reference. The Company issued all of such securities in reliance upon exemption from securities registration afforded by Section 4(a)(2) of the Securities Act, and/or Rule 506(b) of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
4.1	Form of Warrant
10.1	Warrant Purchase Agreement, dated as of September 14, 2026, by and between the Company and GL PART SPV II, LLC
104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2026
XCF GLOBAL, INC.

	By:	/s/ Christopher Cooper
	Name:	Christopher Cooper
	Title:	Chief Executive Officer

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